Exhibit 10.1

PURCHASE AND SALE AGREEMENT


1.   PURCHASE OF ACCOUNTS

     1.1 K CAPITAL PARTNERS, INC., ("KCap"), with its principal place of business at 9D Gwynns Mills Ct., Owing Mills, MD 21117, hereby purchases from Plangraphics, Inc., a Maryland company and PlanGraphics, Inc. (a Colorado company), (Taxpayer Id. No. 61-0954403) with its principal place of business at 112 East Main Street, Frankfort, KY 40601, ("Seller") and Seller hereby sells, transfers, and assigns to KCap as Seller's sole Factor and as absolute owner, all of Seller's right, title and interest in and to (i) those specific accounts receivable (the "Accounts") owing to Seller and accepted by KCap as set forth on the assignment forms provided by KCap pursuant to Section 1.2 (the "Assignments") together with all rights of action accrued or to accrue thereon, including without limitation, full power to collect, sue for, compromise, assign, in whole or in part, or in any other manner enforce collection thereof in KCap's name or otherwise, (ii) all notes, drafts, contracts, books and records evidencing or relating to the Accounts, and all Seller's rights with respect to the goods represented by such Accounts, including goods returned by any customer or obligor in any way obligated on or in connection with the Accounts (the "Account Debtor"), (iii) all rights of stoppage in transit, replevin, repossession and reclamation and all other rights of action of an unpaid vendor or lienor, (iv) all deposits or other security for the obligation of any person under or relating to the Accounts and (v) all payments or other proceeds of the foregoing in any form. At any one time, the aggregate outstanding Purchase Price (hereinafter defined) for all Accounts, which KCap will purchase or consider purchasing, shall be not greater than $1,500,000.00.

     1.2 From time to time hereafter, Seller may deliver to KCap and KCap may accept, in its sole and absolute discretion, Assignments reflecting Seller's sale to KCap and KCap's purchase from Seller of the Accounts therein described. All such Assignments shall contain one or more Accounts accepted by KCap. The aggregate net face value of each Assignment shall not be less than $250.00. All such sales shall be separate transactions, but the Accounts described therein, upon KCap's acceptance thereof, shall be deemed Accounts hereunder and shall be governed by and subject to the terms and conditions of this Agreement, including, without limitation, the representations, warranties and covenants herein contained, without further action.

     1.3 Concurrent with the purchase of Seller's Accounts, KCap will establish for Seller a Reserve Account ("Reserve"). The Reserve will hold a) the difference between the Accounts Purchase Price and the Down Payment and other expenses (as described in 1.4 below), b) payments received from all non-factored accounts, and c) any other sources of cash. Payment of funds in the Reserve will be made to you on each Friday, subject to the terms of Paragraph 1.4 below, less a hold back for all disputed Accounts (as defined in paragraph 5) assigned to KCap that are eighty (80) or more days from the invoice date.

     1.4 Upon KCap's receipt and acceptance of each Assignment, KCap shall pay to Seller eighty percent (80%) of the net face value of the Accounts therein described (the "Down Payment"). All advances will be sent to Seller by check or by direct deposit into Seller's checking account if Seller and KCap both have the same bank. Advance made via wire will be subject to a $20.00 wire fee. On the Friday following the week in which all Accounts set forth on the applicable Assignment have been collected in good funds, KCap will pay to the Seller from the Reserve the amount of the Purchase Price minus (i) the Down Payment and (ii) all returns, credits, allowances and discounts on the shortest or, at KCap's option, on any alternative terms of sale offered by Seller to Account Debtors, and all other unpaid sums charged or chargeable to Seller's account which shall include but not be limited to all costs and expenses (including attorneys' fees), of any kind and nature, which KCap may incur in (a) filing notices, (b) making lien or title examinations, (c) protecting, maintaining, preserving or enforcing Assigned Accounts or (d) defending or prosecuting any actions or proceedings related to this Agreement shall be added to and deemed part of your Obligations. "Purchase Price" means the net face value of the Accounts, less KCap's discount fee calculated as described in Section 1.5.

     1.5 KCap's discount fee as to each Account shall be a percentage of the gross face value of such Account based on the number of days elapsed between the date of purchase by KCap and the date of collection in cleared funds (collection days of 3 days for in state and 5 days for out of state checks) by KCap, as follows:

               Days Elapsed                  Percentage
               ------------                  -----------
               0-15                          0.90%
               16-30                         1.80%
               31-45                         2.70%
               46-60                         3.60%
               61-75                         4.50%
               76-90                         5.40%
               More than 90                  5.40% + .08% per diem

     In no case, however, will the discount fee be less than $15.00 per Account.

2.   MINIMUM VOLUME

     If the aggregate net face value of Accounts accepted by KCap in any month (the Actual Volume") during the Term is less than $500,000.00 in a three (3) month period, Seller shall pay to KCap as a supplemental fee, on the first day of the month following the three (3) month period in which the Actual Volume does not equal or exceed the Monthly Minimum Volume, an amount equal to the discount fee Seller would have been required to pay KCap pursuant to the terms of Section 1.5 hereof (assuming collection within 30 days) on the amount by which the Monthly Minimum Volume for such month exceeds the Actual volume for such Month. Seller acknowledges that KCap may charge Seller's Reserve, at KCap's option, for all amounts Seller is required to pay KCap under this Paragraph.

3.   WARRANTIES, REPRESENTATIONS AND COVENANTS

     3.1 Seller warrants, represents and covenants as follows:

     (a) Seller is the sole and absolute owner of the Accounts, free and clear of any liens, security interests or encumbrances, and has the full legal right to sell, assign and transfer the Accounts, and the sale, assignment and transfer thereof does not contravene or conflict with the terms of any other agreement, commitment or instrument to which Seller is a party; (b) this Agreement will vest in KCap all right, title and interest in and to the Accounts as such right , title and interest was vested in Seller immediately prior to the execution and delivery of this Agreement; (c) Each Account represents an accurate and undisputed statement of indebtedness from an Account Debtor of Seller for a sum certain, without offset or counterclaim and which is due and payable within 90 days of invoice date or less; (d) Each Account is an accurate statement of bona fide sale, delivery, and acceptance of merchandise or performance of service by Seller to an Account Debtor; (e) Seller is not affiliated with and does not own, control, or exercise dominion, in any way whatsoever, over the business of any Account Debtor; (f) All financial records, statements, books, or other documents shown to KCap by Seller at any time either before or after the signing of this Agreement are true and accurate; (g) All invoices will state plainly on their face that the Accounts represented thereby have been sold and assigned to KCap and are payable only and directly to KCap; (h) No Account shall be on a bill and hold, guaranteed sale, sale and return, sale on approval, consignment or any other repurchase or return basis; (i) Seller is solvent; (j) No financing statement governing any of the Accounts, or any property of Seller in which KCap is granted a security interest under this Agreement, is on file in any public office other than that which may be in favor of KCap; and (k) Seller's principal place of business is set forth above and Seller maintains its records relating to the Accounts and such property at such place.

     3.2 The warranties, representations and covenants contained in paragraph
3.1 above shall be continuous and be deemed to be renewed as of the date of each additional Assignment each time Seller assigns Accounts to KCap. All representations, warranties and covenants of Seller under this paragraph shall survive any purchase or sale of Accounts and any termination of this Agreement.

4.   REPURCHASE OF ACCOUNTS

     If any Account purchased by KCap is not paid on or before ninety (90) days from its invoice date, or to the extent of any breach by Seller of any of the warranties, representations or covenants set forth in this Agreement, Seller agrees, upon demand by KCap (whether written or oral) to either i) immediately repurchase from KCap any such Account (or the unpaid portion thereof) for the amount of the applicable Down Payment (or the unpaid portion thereof), together with all unpaid discount fees and/or expenses associated with such Account, or
ii) to immediately replace such Account with another Account of equal or greater value. Upon a default under this Agreement, Seller shall be required to repurchase all Accounts (or the unpaid portion thereof) for the amount of the applicable Down Payment (or the unpaid portion thereof), together with all unpaid discount fees and/or expenses associated with such Accounts.

5.   DISPUTES

     5.1 KCap may charge Seller's account for the Down Payment and discount fee calculated as described in Section 1.5 to the date of chargeback for any Account that is subject to a "Dispute". "Dispute" means any alleged defense, counterclaim, offset, dispute or other claim asserted by the Account Debtor of the Account which relates to the sale of goods or rendition of services or arising from or relating to any other transactions or occurrences.

     5.2 Seller must immediately notify KCap of any Dispute. KCap may, at its option, settle, and/or compromise any Dispute. Such settlement does not relieve Seller of any of its obligations under this Agreement. No charge back shall be deemed a reassignment to Seller of the Account involved. All amounts chargeable to Seller's account under this agreement shall be payable by Seller on demand.

6.   HOLD IN TRUST

     Seller will hold in trust and safekeeping, as the property of KCap and immediately turn over to KCap, the identical check or other form of payment received by Seller if payment on any of the Accounts comes into the Seller's possession. Should Seller come into possession of a check comprising payments owing to both Seller and KCap, Seller shall turn over said check to KCap. Thereafter, KCap will refund Seller's portion, if any, to Seller. In the event Seller does not turn over the check or other form of payment to KCap, the Seller shall be subject to a misdirected payment fee equal to 15% of the converted Account.

7.   BOOK ENTRY

     Seller will immediately, upon each sale of Accounts, make the proper entry on its books and record recording the absolute sale of such Accounts to KCap. Seller will maintain all shipping documents, delivery receipts and invoices relating to the Assigned Accounts, available for inspection and copying by KCap, and Seller will promptly deliver them to KCap upon KCap's written request.

8.   SECURITY INTEREST

     Seller hereby grants to KCap, as security for all present and future obligations of Seller to KCap, a continuing first lien and security interest, superior in priority and dignity to all others, in all of Seller's Accounts and accounts receivable, whether now existing or owned or hereafter arising or acquired, wherever located, and any other property of the debtor in KCap's possession, and all cash and non cash proceeds and products thereof.

9.   POWER OF ATTORNEY

     In order to implement this Agreement, Seller irrevocably appoints KCap its attorney in fact or agent with power to: (a) Strike our Seller's address on any correspondence to any Account Debtor and insert KCap's address; (b) Receive and open all mail addressed to Seller via KCap's address; (c) Endorse the name of Seller or Seller's trade name on any checks or other evidences of payment payable to Seller that may come into the possession of KCap; (d) In Seller's name, or otherwise, demand, sue for, compromise and/or collect any and all moneys due to Seller; (e) Compromise, prosecute or defend any action, claim or proceeding as to the Accounts; (f) Send notices, demands or requests to the Account Debtor in the name of Seller for any purpose whatsoever deemed necessary or desirable by KCap including, without limitation, notices regarding payment instructions or seeking estoppel information on the account. The Power of Attorney granted to KCap herein shall be deemed to be coupled with an interest and therefore irrevocable and shall remain in full force and effect until all Accounts are paid in full and all indebtedness, if any, of Seller to KCap is discharged.

10.  FINANCING STATEMENT

     Seller has delivered to KCap and KCap may file executed financing statements (a) to perfect the purchase by KCap of all present and future Accounts and (b) to perfect any security interest granted to KCap under this Agreement. Seller authorizes KCap to execute in Seller's name and to file all such further financing statements and renewals thereof as KCap may deem appropriate to carry out the intent of this Agreement.

11.  FINANCIAL STATEMENTS

     Within 90 days of Seller's fiscal year end, Seller will deliver to KCap complete copies of Seller's fiscal year end tax returns. At KCap's request, Seller shall provide KCap copies of the Seller's complete accounts receivable and accounts payable agings within 15 days of each month end.

12.  RESTRICTIONS ON OTHER TRANSACTIONS

     During the term of this Agreement Seller will not sell or factor any of its accounts receivable to any entity other than KCap.

13.  NO ASSUMPTION

     Nothing contained in this agreement shall be deemed to impose any duty or obligation upon KCap in favor of any Account Debtor and/or any other party in connection with the Accounts.

14.  BINDING FUTURE PARTIES

     This Agreement shall inure to the benefit of and is binding upon the heirs, executors, administrators, successors, and assigns of the parties hereto, except that Seller may not assign or transfer any or all of its rights and obligations under the Agreement to any party without the prior written consent of KCap.

15.  WAIVER; ENTIRE AGREEMENT

     No failure or delay on KCap's part in exercising any right, power or remedy granted to KCap hereunder will constitute or operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or future exercise thereof or the exercise of any other right set forth herein. This Agreement contains the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of, or consent, oral or otherwise, with respect to any provision of this Agreement will in any event be effective unless the same is in writing and signed and delivered by KCap.

16.  MARYLAND LAW

     This Agreement shall be deemed executed in the State of Maryland and in all respects shall be governed by and construed in accordance with the laws of the State of Maryland. Seller acknowledges that all actions and proceedings relating directly or indirectly to this Agreement shall be litigated in the state court of competent jurisdiction in the County of Baltimore or, at KCap's exclusive option, in the courts in the venue where the Seller is domiciled. The prevailing party in any such litigation, as determined by the court, shall be awarded all reasonable attorney's fees and costs incurred by the prevailing party in connection with such litigation and the controversy giving rise thereto.

17.  JURY WAIVER

     THE PARTIES HERETO HEREBY MUTUALLY WAIVE TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT.

18.  INDEMNITY

     Seller shall indemnify KCap and hold KCap harmless from and against any action or other proceeding brought by any Account Debtor against KCap arising from KCap's commercially reasonable efforts in collecting or attempting to collect any of the Accounts.

19.  TERM

     19.1 This agreement will remain in effect from the date hereof to twelve months thereafter or until cancellation of this agreement pursuant to its term, whichever occurs first (the "Term"). The Term will be automatically extended for successive periods of one (1) year each unless Seller provides KCap with a written notice of cancellation at least sixty (60) days prior to the expiration of the initial Term or any renewal Term. KCap may cancel this Agreement at any time with ten-(10) days prior notice to Seller. In the event of a breach by Seller of any term or provision of this Agreement or upon Seller's bankruptcy, receivership, inability to pay its debts, or similar insolvency event, or the occurrence of such an event with respect to any guarantor of Seller's obligations hereunder, KCap shall have the right, at its discretion, to cancel the Agreement without notice to Seller, and all Seller's obligations to KCap hereunder shall be immediately due and payable. In the event of cancellation, Seller's obligation under this Agreement shall remain in full force and effect and accrue at the maximum interest rate allowable under the law until all of the Accounts ( other than in the case of Insolvency) have been paid in full and KCap is paid in full for all amounts owed by Seller. In the event that the Seller secures Bank financing prior to the annual renewal period, KCap agrees to termination fees of $15,000.00.

     19.2 In the event that the Seller secures Bank financing prior to the annual renewal period, KCap agrees to termination fees of$15,000.00 in lieu of the termination fees as outlined in "19.1".

20.  COOPERATION

     Seller shall at any future time execute and deliver to KCap any and all documents deemed desirable or necessary by KCap to effectuate the provisions of this Agreement.

21.  REMEDIES CUMULATIVE

     Each right, power, and remedy of KCap provided for herein or otherwise existing shall be cumulative and concurrent and shall be in addition to every other right, power, and remedy of KCap existing hereunder, by law or otherwise. The exercise by KCap of any one or more such rights, powers, or remedies shall not preclude the simultaneous or later exercise by KCap of any or all such other rights, powers, or remedies.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of January 6, 2005.


PlanGraphics, Inc.                            K Capital Partners, Inc.


By: /S/ John C. Antenucci                     By: /S/ Mark Hufnagel

Title: Prdesident & CEO                       Title: President

Print Name: John C. Antenucci                 Print Name: Mark Hufnagel
    (signed on January 6, 2005)                   (signed on January 7, 2005)

                             SECRETARY'S CERTIFICATE

RESOLVED, that the President, Vice President, Secretary, Treasurer or other officer or any agent of this corporation or any one or more of them be and they hereby are authorized and empowered to enter into and execute on behalf of this corporation an agreement with K Capital Partners, Inc. (hereinafter called "KCap") relating to the sale, assignment, transfer or negotiation to KCap and/or the grant to it of a security interest in accounts, notes, bills, acceptances and any and all other forms of obligation, collectively referred to as Accounts and/or relating to the consignment, pledge, mortgage or other hypothecation of and/or the granting of a security interest in any merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, buildings, and/or other property now or hereafter belonging to or acquired by this corporation, to or with KCap, and from time to time to modify or supplement said agreements and arrangements with KCap as to the terms or conditions on with such Accounts are to be sold, assigned, transferred or negotiated to KCap, and as to the terms or conditions on which merchandise, machinery, or other property, now or hereafter belonging to or acquired by the corporation, may be consigned, pledged, mortgaged, or otherwise hypothecated to or with KCap and are further authorized and empowered on behalf of this corporation to obtain from KCap, loans and/or advances in such amounts and on such terms and conditions as such officer or agent deems proper and to execute notes and other evidences of this corporation's indebtedness with respect thereto, and they and each of them and any person or persons hereafter and from time to time designated by any of them to act for this corporation are here by further authorized and empowered from time to time to sell, assign, transfer, deliver, endorse, negotiate, or otherwise transfer to KCap and its assigns any and all Accounts now or hereafter belonging to or acquired by the corporation, and to make remittances and payment in respect thereof by checks, drafts, or otherwise and from time to time to consign, pledge, mortgage or otherwise hypothecate to or with KCap and/or grant to KCap a security interest in merchandise, securities, contract rights, general intangibles, instruments, documents, chattel paper or goods (as defined in the Uniform Commercial Code), land, buildings and/or other property now or hereafter belonging to or acquired by this corporation, and for said purposes to execute and deliver any and all assignments, consignments, schedules, transfers, endorsements, contracts, guarantees, mortgages, security agreements, financing or factoring agreements, financing and continuation statements, instruments of pledge and /or other agreements or instruments in respect thereof, and to do and perform all such other acts and things deemed by such officer or agent necessary convenient or proper to carry out, modify or supplement any such agreement and arrangements made with KCap, hereby ratifying, approving and confirming all that any said officers or agents have done or may do in the premises. It is further resolved that any officer, agent or nominee of KCap is hereby authorized and empowered, as this corporations lawful attorney and agent to execute financing statements on this corporation's behalf and to file same in any appropriate public office and to endorse the name of this corporation or orders for the payment of money and the proceeds thereof as the property of KCap with any Bank, Banker or Trust Company, to deal with any and all such checks, drafts and other instruments or orders for the payment of money and the proceeds thereof as the property of KCap and to otherwise have all powers granted by the terms of any agreement between this corporation and KCap. It is further resolved that the said Bank, Banker, or Trust Company be, and they hereby are, authorized and requested to receive for deposit to the credit of KCap without further inquiry, all such checks, drafts, and other orders or instruments for the payment of money, payable to this corporation or its order, and that said banks shall be under no liability to this corporation for the disposition which KCap may or shall make of the said instruments or the proceeds thereof.

I, Joyce M. Rector, do hereby certify that I am the Secretary of a corporation organized and existing under name and by virtue of the laws of State of Maryland, having its principal business in the city of Baltimore; that I am the keeper of the corporate records and the seal of said corporation; that the forgoing is a true and correct copy of a resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of the State at the office of said corporation in the City of Baltimore, State of Maryland, on January 5, 2005, as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect; that the within and/or forgoing agreement is one of the agreements referred to in said resolution and was duly executed pursuant thereto and I further certify that the certificate of incorporation and bylaws of said corporation contain no provision requiring a vote or consent of stockholders to authorize the action of the Board of Directors set forth in the foregoing resolutions.

     I do further certify that the following are the names, personal information, and specimen signatures of the officers and agents of said corporation so empowered and authorized namely:

President         John C. Antenucci              /S/ John C. Antenucci
                  Print Name                     Signature


                  Home Address        City           State         Zip Code


                  % Ownership    Social Security #    Birth Date   Home Phone #

Vice President    J. Gary Reed                   /S/ J. Gary Reed
                  Print Name                     Signature


                  Home Address        City           State         Zip Code


                  % Ownership    Social Security #    Birth Date   Home Phone #

Secretary         Joyce M. Rector                /S/ Joyce M. Rector
                  Print Name                     Signature


                  Home Address        City           State         Zip Code


                  % Ownership    Social Security #    Birth Date   Home Phone #


Treasurer         Gary W. Murphy                 /C/ Gary W. Murphy
                  Print Name                     Signature


                  Home Address        City           State         Zip Code


                  % Ownership    Social Security #    Birth Date   Home Phone #

     I do further certify that there is no provision in the Certificate of Incorporation or by-laws of the said corporation or in the laws of the state of its incorporation requiring any vote or consent of shareholders to authorize any of the matters approved in the foregoing resolution and that such power is vested exclusively in its board of directors.

     Witness my hand and seal of said corporation this 6th day of January, 2005.




                                                 Joyce M. Rector
                                                 (Secretary of said corporation)


(CORPORATE SEAL)

                              GUARANTY OF VALIDITY

To induce K Capital Partners, Inc., whose principal place of business is a 9D Gwynns Mill Ct., Owings Mills, MD 21117 ("KCap") to enter into and/or refrain from terminating the Purchase and Sale Agreement (the "Agreement") dated January 6, 2005 between KCap and Plangraphics, Inc. ("Seller"), and in consideration thereof and of any financial accommodation heretofore or hereafter granted KCap to or for the benefit of Seller, whether pursuant to the Agreement or otherwise, the undersigned Guarantor ("Guarantor") hereby agrees with KCap as follows:

1. Guarantor hereby guarantees the validity of, and the full and faithful performance by Seller of , all the Seller's warranties, representations, covenants and obligations pursuant to the Agreement and also hereby guarantees payment to KCap of all debts, liabilities, damages, losses, fees or any other amounts due, or which might become due, to KCap arising from any breach or violations by Seller of any of its said warranties, representations, covenants and obligations as set forth in the Agreement or if any of the same are invalid.

2. Guarantor agrees to indemnify KCap and hold it harmless against all obligations, demands and liabilities by whomsoever asserted, and against all losses in any way suffered, incurred or paid by KCap as a result of or in any way arising out of, or following, or consequential to transactions with the Seller, whether under the Agreement or otherwise, other than in the case of Insolvency as defined in the Agreement. In addition to the foregoing, Guarantor shall be liable to KCap for reasonable attorney's fees if any claim is referred to an attorney for collection.

3. Guarantor agrees that this Guaranty shall not be impaired by any modification, supplement, extension, or amendment to which the parties to the Agreement may hereafter agree nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefore, to all of which the Guarantor hereby consents.

4. Guarantor acknowledges that Guarantor's liability hereunder is direct and unconditional, and may be enforced without requiring KCap first to resort to any other right, remedy or security. This Guaranty shall continue in full force and effect until expressly terminated, by Guarantor's giving KCap sixty (60) days' prior written notice by registered or certified mail and that such termination shall be applicable only to transactions having their inception after the effective date of termination and shall not affect rights and obligations arising out of transactions having their inception prior to such date.

5. Guarantor agrees that all present and future debts and obligations of Seller to Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future obligations of Seller to KCap.

6. Guarantor agrees that if Seller should at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Seller or any Guarantor, any and all obligations of Guarantor shall, at the option of KCap, forthwith become due and payable.

7. Guarantor waives notice of acceptance hereof, and presentment and protest of any instrument, and notice thereof. Guarantor further waives notice of default and all other notices to which Guarantor might otherwise be entitled.

8. If this or any similar guaranty is executed by more than one Guarantor, each Guarantor's obligation and liability shall be joint and several.

9. This Guaranty, all acts and transactions hereunder, and the rights and obligation of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Maryland, shall be binding upon the heirs, executors, administrators, successors and assigns of Guarantor and shall inure to the benefit of , and shall be severally enforceable by KCap, its successors and assigns. In addition, Guarantor accepts and acknowledges that all obligation or debts of Seller due and owing to KCap for any reason under this Agreement or otherwise shall accrue at the maximum rate of interest allowable under the law.


Dated this 6th day of January 6 2005


WITNESS                                      GUARANTOR


Signature:  /S/ Orlene McEachern             Signature: /S/John C. Antenucci
                                             /S/President & CEO, PlanGraphics


Print Name: Orlene McEachern                 Print Name: John C. Antenucci

Address:  _____________________________      Address: 112 East Main Street

_______________________________________      Frankfort, KY 40601


STATE OF       Kentucky     )

COUNTY OF      Franklin     )

     I, the undersigned Notary Public, in and for the jurisdiction aforesaid, do certify that John C. Antenucci who is personally known to me as the person who executed the foregoing Guaranty of Validity, personally appeared before me on the date set forth above and acknowledged the execution of same as his/her free act and deed.


                                             /S/ Gary W. Murphy
                                             Notary Public
                                             (STAMP)

                                             Gary W. Murphy, Notary Public
                                             State at Large, Kentucky
                                             My commission expires illegible

My commission expires: April 26, 2007                 (S E A L)

                                   (Form of )
                               Assignment Schedule


Date:_________________                                               No.________

This Assignment Is Made By:
Plangraphics, Inc.                                 To:  K Capital Partners, Inc.
112 East Main St.                                       P.O. Box 646
Frankfort, KY  40601                                    Owing Mills, MD 21117



Account Debtor    Invoice     Invoice     P.O./Contract     Terms       Invoice
  Customer        Number      Date        Number            of Sale     Amount
  --------        ------      ----        ------            -------     ------


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                                          Total Invoice Amount: $_______________

                                          Advance Rate: _____________________80%

                                          Total Advance Amount: $_______________

Plangraphics, Inc.                             K Capital Partners, Inc.


Signed: __________________________             Signed:__________________________

Print Name: ______________________             Print Name:______________________